LodgeNet Interactive Corporation
Financial Analysis
2006 Pro forma vs 2007 Pro forma vs. 2008 Guidance
$ in millions except per room

								Midpoint
	2006 Pro forma				2007 Pro forma			2008 Guidance	Change ($)		Change (%)
	LNET	ONCO	StayOnline (1)	Combined	LNET (2)	ONCO	Combined	Combined	07 vs 06	08 vs 07	07 vs 06	08 vs 07

Revenue
Guest Entertainment
Movies	$208.2	$173.1	$—	$381.2	$207.4	$164.5	$371.9	$366.0	$(9.3)	$(5.9)	-2.5%	-1.6%
Other Guest Entertainment	18.0	12.5		30.5	16.5	14.1	30.5	27.5	0.0	(3.0)	0.1%	-10.0%

Total Guest Entertainment	226.2	185.5	—	411.7	223.8	178.6	402.4	393.5	(9.3)	(8.9)	-2.3%	-2.2%
Hotel Services
TV Programming	49.5	32.1		81.6	57.2	36.4	93.6	109.0	12.0	15.4	14.7%	16.4%
Broadband	3.3	1.2	4.2	8.8	8.5	2.0	10.5	13.0	1.7	2.5	19.8%	23.7%

Total Hotel Services	52.8	33.3	4.2	90.4	65.8	38.4	104.1	122.0	13.7	17.9	15.2%	17.2%
Advertising & Other	9.2	14.7	7.7	31.6	27.8	13.6	41.3	62.0	9.7	20.7	30.7%	50.1%

Total Revenue	288.2	233.5	12.0	533.7	317.4	230.5	547.9	577.5	14.1	29.6	2.7%	5.4%

Direct Costs
Guest Entertainment
Movies	75.7	60.3		136.0	75.8	61.6	137.4	134.5	1.4	(2.9)	1.0%	-2.1%
Other Guest Entertainment	10.9	9.1		20.0	10.0	11.0	21.0	19.5	1.1	(1.5)	5.4%	-7.3%

Total Guest Entertainment	86.6	69.3	—	155.9	85.8	72.6	158.4	154.0	2.5	(4.4)	1.6%	-2.8%
Hotel Services
TV Programming	39.6	43.1		82.7	45.7	45.5	91.2	98.5	8.5	7.3	10.2%	8.1%
Broadband	(0.2)	1.1	4.5	5.4	6.9	1.8	8.7	10.5	3.3	1.8	60.7%	20.9%

Total Hotel Services	39.4	44.2	4.5	88.1	52.6	47.3	99.8	109.0	11.7	9.2	13.3%	9.2%
Advertising & Other	5.3	9.7	7.2	22.2	20.0	9.9	30.0	40.0	7.8	10.0	35.2%	33.5%

Total Direct Costs	131.3	123.2	11.7	266.2	158.4	129.8	288.2	303.0	22.0	14.8	8.3%	5.1%

Gross Profit
Guest Entertainment
Movies	132.5	112.8	—	245.3	131.6	102.9	234.5	231.5	(10.8)	(3.0)	-4.4%	-1.3%
Other Guest Entertainment	7.1	3.4	—	10.5	6.4	3.1	9.5	8.0	(1.0)	(1.5)	-9.8%	-15.9%

Total Guest Entertainment	139.6	116.2	—	255.8	138.0	106.0	244.0	239.5	(11.8)	(4.5)	-4.6%	-1.8%
Hotel Services
TV Programming	9.9	(11.0)	—	(1.1)	11.5	(9.1)	2.5	10.5	3.5	8.0	n/m	324.7%
Broadband	3.5	0.2	(0.3)	3.4	1.7	0.2	1.8	2.5	(1.5)	0.7	-45.8%	36.6%

Total Hotel Services	13.4	(10.8)	(0.3)	2.3	13.2	(8.9)	4.3	13.0	2.0	8.7	86.6%	202.1%
Advertising & Other	3.9	5.0	0.6	9.5	7.7	3.6	11.4	22.0	1.9	10.6	20.2%	93.6%

Total Gross Profit	156.9	110.4	0.3	267.6	159.0	100.7	259.7	274.5	(7.9)	14.8	-2.9%	5.7%

Operating Expenses (3)
Baseline Operating Expenses	62.5	54.6	5.3	122.4			122.8	123.1	0.4	0.3	0.3%	0.2%
Cost Adjustments				—			3.7	7.5	3.7	3.8

Normal Operating Expenses	62.5	54.6	5.3	122.4			126.5	130.6	4.0	4.1	3.3%	3.3%
Growth Initiatives	—	—	—	—			1.2	3.0	1.2	1.8
Synergies	—	—	—	—			(3.2)	(13.4)	(3.2)	(10.2)

Total Operating Expenses	62.5	54.6	5.3	122.4			124.5	120.2	2.0	(4.3)	1.7%	-3.4%

Less: Integration (incl above)				—			5.6	0.7	5.6	(4.9)		-87.5%

Adjusted Operating Cash Flow (4)	$94.8	$55.8	$(5.1)	$145.5			$142.5	$155.0	$(3.0)	$12.5	-2.1%	8.8%

AOCF Margin	32.9%	23.9%	-42.5%	27.3%			26.0%	26.8%

								Midpoint
	2006 Pro forma				2007 Pro forma			2008 Guidance	Change ($)		Change (%)
	LNET	ONCO	StayOnline (1)	Combined	LNET (2)	ONCO	Combined	Combined	07 vs 06	08 vs 07	07 vs 06	08 vs 07

Revenue per Room
Guest Entertainment
Movies	$17.27	$17.50		$17.38	$16.89	$16.68	$16.80	$16.31	$(0.58)	$(0.49)	-3.3%	-2.9%
Other Guest Entertainment	1.50	1.26		1.39	1.34	1.43	1.38	1.23	(0.01)	(0.15)	-0.7%	-11.2%

Total Guest Entertainment	18.77	18.76		18.77	18.23	18.11	18.18	17.53	(0.59)	(0.64)	-3.1%	-3.5%
Hotel Services
TV Programming	4.11	3.25	—	3.72	4.66	3.69	4.23	4.86	0.51	0.63	13.7%	14.8%
Broadband	0.27	0.12	0.35	0.40	0.70	0.20	0.47	0.58	0.07	0.10	18.7%	22.0%

Total Hotel Services	4.38	3.37	0.35	4.12	5.36	3.89	4.70	5.44	0.58	0.73	14.2%	15.6%
Advertising & Other	0.76	1.49	0.64	1.44	2.26	1.37	1.87	2.76	0.43	0.90	29.6%	48.0%

Total Revenue per Room	$23.91	$23.62	$0.99	$24.33	$25.85	$23.38	$24.75	$25.73	$0.42	$0.98	1.7%	4.0%

Gross Profit per Room
Guest Entertainment
Movies	$10.98	$11.41		$11.17	$10.73	$10.43	$10.60	$10.32	$(0.57)	$(0.28)	-5.1%	-2.6%
Other Guest Entertainment	0.59	0.34		0.48	0.52	0.31	0.43	0.36	(0.05)	(0.07)	-10.8%	-16.9%

Total Guest Entertainment	11.58	11.76		11.65	11.25	10.74	11.03	10.68	(0.62)	(0.35)	-5.4%	-3.2%
Hotel Services
TV Programming	0.82	(1.11)		(0.05)	0.94	(0.92)	0.11	0.47	0.16	0.36	n/m	324.0%
Broadband	0.29	0.02	(0.02)	0.15	0.13	0.02	0.08	0.11	(0.07)	0.03	-46.4%	34.6%

Total Hotel Services	1.11	(1.10)	(0.02)	0.11	1.08	(0.90)	0.19	0.58	0.09	0.39	80.0%	201.6%
Advertising & Other	0.32	0.51	0.05	0.43	0.63	0.37	0.51	0.98	0.08	0.47	19.2%	91.1%

Total Gross Profit per Room	$13.01	$11.17	$0.02	$12.19	$12.96	$10.20	$11.73	$12.24	$(0.46)	$0.51	-3.7%	4.3%

Operating Expenses per Room (3)
Normal Operating Expenses	5.19	5.52	0.44	5.58			5.71	5.82	0.13	0.11	2.4%	1.9%
Growth Initiatives	—	—	—	—			0.05	0.13	0.05	0.08		146.6%
Synergies	—	—	—	—			(0.14)	(0.60)	(0.14)	(0.45)		313.1%

Total Operating Expenses per Room	5.19	5.52	0.44	5.58			5.62	5.36	0.04	(0.27)	0.7%	-4.7%

AOCF per Room (4)	$7.86	$5.65	$(0.42)	$6.63			$6.44	$6.91	$(0.20)	$0.47	-2.9%	7.3%

Gross Profit Margin									percentage point change
Guest Entertainment
Movies	63.6%	65.2%		64.3%	63.5%	62.5%	63.1%	63.3%	-1.2%	0.2%
Other Guest Entertainment	39.6%	27.3%		34.6%	39.1%	21.8%	31.1%	29.1%	-3.5%	-2.0%

Total Guest Entertainment	61.7%	62.6%		62.1%	61.7%	59.3%	60.6%	60.9%	-1.5%	0.3%
Hotel Services
TV Programming	20.0%	-34.3%		-1.3%	20.2%	-24.9%	2.6%	9.6%	3.9%	7.0%
Broadband	105.9%	13.8%	-7.0%	38.5%	19.4%	8.6%	17.4%	19.2%	-21.1%	1.8%

Total Hotel Services	25.4%	-32.5%	-7.0%	2.6%	20.1%	-23.2%	4.1%	10.7%	1.5%	6.6%
Advertising & Other	41.9%	34.3%	7.1%	29.9%	27.8%	26.9%	27.5%	35.5%	-2.4%	8.0%

Total Gross Margin	54.4%	47.3%	2.1%	50.1%	50.1%	43.7%	47.4%	47.5%	-2.7%	0.1%
AOCF Margin	32.9%	23.9%	-42.5%	27.3%			26.0%	26.8%	-1.3%	0.8%

(1)	Per room metrics for StayOnline based on LNET average rooms installed of 1,004,422. Average room base for StayOnline during 2006 was approximately 136,000.

(2)	Includes business related to StayOnline acquisition

(3)	Net of stock-based compensation

(4)	Adjusted Operating Cash Flow includes other income of $.4mm ($.02/rm) in 2006 and $1.7mm ($.08/rm) in 2007